RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS	9 Months Ended
Sep. 30, 2014
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Recently issued accounting pronouncements

2.RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2014, the FASB issued an accounting standards update relating to the accounting for certain share-based awards. The accounting update states that, when the terms of an award provide that a performance target could be achieved after the requisite service period, the performance target should be treated as a performance condition that affects vesting and should not be reflected in the grant-date fair value. Companies are permitted to apply the guidance either prospectively to all awards granted or modified after the effective date or retrospectively to awards outstanding as of the beginning of the earliest annual period presented. The guidance is effective for the Company’s fiscal year beginning January 1, 2016, with early adoption permitted. The Company adopted the new guidance upon issuance of the accounting standards update, which did not have an impact on its consolidated financial statements as the Company’s existing accounting policy was already consistent with this guidance.

In May 2014, the FASB issued an accounting standards update to provide companies with a single model for use in accounting for revenue from contracts with customers. Once it becomes effective, the new guidance will replace most existing revenue recognition guidance in U.S. GAAP, including industry-specific guidance. The core principle of the model is to recognize revenue when control of goods or services transfers to the customer and in an amount that reflects the consideration that the Company expects to be entitled to in exchange for those goods or services that have transferred. Under current U.S. GAAP, the Company recognizes revenue when the risks and rewards of ownership transfer to the customer. In addition, the guidance requires improved disclosures to help users of financial statements better understand the nature, amount, timing and uncertainty of revenue that is recognized and the related cash flows. The guidance is effective for the Company’s fiscal year beginning January 1, 2017, including interim periods within that fiscal year. Early adoption is not permitted. Companies are permitted to either apply the guidance retrospectively to all prior periods presented or, alternatively, apply the guidance in the year of adoption with the cumulative effect recognized at the date of initial application (referred to as the modified retrospective approach). The Company is in the process of determining the method of adoption, as well as evaluating the impact that the new standard will have on its consolidated financial statements.

In July 2013, the FASB issued an accounting standards update relating to the presentation of unrecognized tax benefits. The accounting update requires companies to present a deferred tax asset net of related unrecognized tax benefits if there is a net operating loss or other tax carryforwards that would apply in settlement of the uncertain tax position. To the extent that an uncertain tax position would not be settled through a reduction of a net operating loss or other tax carryforwards, the unrecognized tax benefit will be presented as a liability. The guidance is effective for the Company’s fiscal year beginning January 1, 2014, with early adoption permitted. The Company adopted the new guidance effective January 1, 2014. The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.